UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2010

EGPI FIRECREEK, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

000-32507 (Commission File Number)	88-0345961 (IRS Employer Identification No.)

6564 Smoke Tree Lane, Scottsdale Arizona (principal executive offices)	85253 (Zip Code)

(480) 948-6581
(Registrant’s telephone number, including area code)

 (Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01.	Entry into a Material Definitive Agreement.

On June 11, 2010, EGPI Firecreek, Inc. (the ”Company” or “Purchaser”) entered into a Stock Purchase Agreement, to be effective when completed as of June 1, 2010, by and among itself, and DAVID TAYLOR, a Louisiana resident (“DAVID”), WILLOIL CONSULTING, LLC, a Louisiana corporation, located at 2061 North Cross Drive, Shreveport Louisiana, 71061 (“WILLOIL”) and together with UFS, INC., a New York corporation, located at 80 Orville drive, Ste 100, Bohemia, New York 11716 (“UFS”) hereinafter sometimes referred to individually as a “SELLER” and collectively as, the (“SELLERS”), CHANWEST RESOURCES, INC., a Texas corporation, located at 8411 Sterling St. Ste 102, Irving Texas 75016 (the “CORPORATION” or “CHANWEST”), (the Sellers, the Purchaser, and the Corporation collectively referred to herein as the “PARTIES”).

The Agreement calls for the following material terms:

I.	Purchase of Stock and Purchase Price

1.	The Company agreed to pay to the Sellers aggregate consideration delivery of:

(a) 22,946,859 shares of the Company’s common stock issued to the Sellers pro rata based on their ownership in CHANWEST representing $95,000 in value ("STOCK CONSIDERATION").

II.	Purchase Price Adjustment Mechanism

1.
Of the shares to be issued to Sellers by the Company, ten percent (10%), or 2,294,686 shares shall be held back and not issued for a period of one hundred twenty (120) days from Closing (the “holdback period”) and shall thereafter be issued to Seller subject to the following conditions having been met within the holdback period.

(a) The generation of gross revenues to CHANWEST of a minimum of $24,000 per week during the holdback period ($384,000 revenue target in total) with such revenues being derived from and produced by the activities of Mr. David Killian pursuant to the Employment Agreement described in Section 6.3 of this Agreement.

III.	Working Capital Requirement

1.
The Purchaser shall further provide working capital in the amount of One Hundred Twenty Five Thousand $125,000 with $70,000 due upon execution of the Agreement and $55,000 due within 30 days thereof or as mutually agreeable in writing signed by the parties hereto.

IV.	Employee Bonus Pool

1.
A pool of shares of the Purchaser’s common stock, the amount to be agreed upon by both the Purchaser and Seller but not to exceed 500,000 shares or more than .5% (one half of one percent) of the Purchasers stock, whichever is lesser, shall be made available for distribution to employees of the Corporation at the first anniversary of the Closing in an incentive stock option plan for the benefit of certain employees of the Companies designated by the Sellers, with an exercise price not to exceed one hundred and ten percent market price on date of issuance. The pool of shares will be determined to be available based on the Corporations ability to earn a minimum of $300,000 before interest, taxes, depreciation and amortization.

A copy of the Stock Purchase Agreement which include the material terms, and its related attachments, are attached as exhibits to this report.

BUSINESS
Chanwest Resources, Inc. (“CWR”):

Chanwest Resources, Inc. was formed in 2009. Since its formation through the present, CWR through its principles have ramped up operations acquiring assets related to the servicing, construction, production and development for oil and gas. Chanwest has formed strategic alliances and brought key management with over 40 years experience in all facets of the oil and gas industry, to be implemented on day one.

Plans for three phases of operations and expansion are underway. Chanwests’ first phase of operations through one or more of its segments include Construction and Trucking, with a complement of assets which will be deployed providing related services used for hauling equipment, delivery and spreading of rock, iron ore, dirt and gravel, used in lease roads, firewall’s, tank pads, and drill sites. Chanwest will provide services for drill site preparation to clear and lay pipeline (gathering systems) for operators. Chanwest operations can provide for services to maintain lease roads, set power poles and clean up oilfield spills. Chanwest works with operators or lease owners by purchase order or contract with major oil fields.

Additional services of Chanwest include marketing for its workover rig having pulling capacity for wells to 6000’ feet depth. It will be used with a crew on our own leases in our second phase of operations planned, along with our current status of workover rig for hire to operators.

Chanwest estimates approximately 2 million in gross revenues from operations over the next year.

For its third phase of operations the Company’s newest wholly owned subsidiary Chanwest will work alongside Energy Producers unit operations to evaluate potential for acquisitions and development strategies for the production of oil and gas operations, initially working towards acquiring strategic rehabilitation targets in and around Abilene and other areas in Texas.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

In this Current Report, we make a number of statements, referred to as “forward-looking statements” which are intended to convey our expectations or predictions regarding the occurrence of possible future events or the existence of trends and factors that may impact our future plans and operating results.  We note, however, that these forward-looking statements are derived, in part, from various assumptions and analyses we have made in the context of our current business plan and information currently available to us and in light of our experience and perceptions of historical trends, current conditions and expected future developments and other factors we believe to be appropriate in the circumstances.

You can generally identify forward-looking statements through words and phrases such as “seek,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “budget,” “project,” “may be,” “may continue,” “may likely result,” and similar expressions.  When reading any forward-looking statement you should remain mindful that all forward-looking statements are inherently uncertain as they are based on current expectations and assumptions concerning future events or future performance of Chanwest Resources, Inc., and that actual results or developments may vary substantially from those expected as expressed in or implied by that statement for a number of reasons or factors, including those relating to:

•	Whether or not markets for our products develop and, if they do develop, the pace at which they develop;

•	Our ability to attract and retain the qualified personnel to implement our growth strategies;

•	Our ability to fund our short-term and long-term financing needs;

•	Competitive factors;

•	General economic conditions;

•	Changes in our business plan and corporate strategies; and

•	Other risks and uncertainties discussed in greater detail in the sections of this Current Report.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

See Item 1.01, above.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registration

See Item 1.01 above.

Item 3.02	Unregistered Sales of Equity Securities

See Item 1.01 above.

As a result of the acquisition, the CWR Stockholders shall be entitled to receive, in exchange for all of their CWR Common Stock, the aggregate total of 22,946,859shares of the EGPI Common Stock subject to adjustment listed in Item 1.01.

The shares were issued in reliance upon an exemption from registration pursuant to Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated under the Securities Act.  All of the CWR Stockholders hold their securities for investment purposes without a view to distribution and had access to information concerning EGPI and our business prospects, as required by the Securities Act.  In addition, there was no general solicitation or advertising for the purchase of the shares of EGPI Common Stock.  Our securities were issued only to accredited investors or sophisticated investors, as defined in the Securities Act with whom we had a direct personal preexisting relationship, and after a thorough discussion.  Finally, our stock transfer agent has been instructed not to transfer any of such shares, unless such shares are registered for resale or there is an exemption with respect to their transfer.

All of the CWR Stockholders were provided with access to the filings of EGPI with the SEC, including the following:

•	EGPI’s annual report to stockholders for the most recent fiscal year, and, if requested by CWR Stockholders in writing, a copy of EGPI’s most recent Form 10-K under the Exchange Act.

•	The information contained in an annual report on Form 10-K under the Exchange Act.

•
The information contained in any reports or documents required to be filed by EGPI under sections 13(a), 14(a), 14(c), and 15(d) of the Exchange Act since the distribution or filing of the reports specified above.

•	A brief description of the securities being offered, and any material changes in EGPI’s affairs that are not disclosed in the documents furnished.

Item 9.01	Financial Statements and Exhibits.

(a)           Financial Statements of Business Acquired.

It is not practicable to file the required historical financial statements of EGPI Firecreek, Inc., a Nevada corporation (the “registrant”), and Chanwest Resources, Inc., a Texas corporation (the newly acquired “Subsidiary”) at this time.  Accordingly, pursuant to Item 9.01(a)(4) of Form 8-K, the registrant will file such financial statements under cover of Form 8-K/A as soon as practicable, but not later than the date required by applicable law.

(b)           Pro forma financial information.

It is not practicable to file the required pro forma financial statements of EGPI Firecreek, Inc., a Nevada corporation (the “registrant”), Chanwest Resources, Inc., a Texas corporation (the newly acquired “Subsidiary”) at this time.  Accordingly, pursuant to Item 9.01(b)(2) of Form 8-K, the registrant will file such financial statements under cover of Form 8-K/A as soon as practicable, but not later than the date required by applicable law.

(c)           Shell company transaction.  Not applicable.

(d)           Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Identification of Exhibit
10.1	Stock Purchase Agreement with the Stockholders of Chanwest Resources, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 16, 2010

EGPI FIRECREEK, INC.

By	/s/ Dennis R. Alexander
Dennis R. Alexander, Chief Executive Officer